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                      GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                    ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              190 Carondelet Plaza
                               St. Louis, MO 63105
                                 (314) 862-2211

                        Supplement dated December 6, 2004
                                       to
                          Prospectus dated May 1, 2004

This supplement contains additional information and should be read and maintained with the prospectus identified above.

Effective December 1, 2004, General American Distributors, Inc. ("GAD"), the principal underwriter and distributor of the Policies, was acquired by, and became a wholly-owned subsidiary of, its affiliate MetLife Investors Group, Inc. Immediately thereafter, GAD's affiliate, MetLife Investors Distribution Company, merged with and into GAD and GAD changed its name to "MetLife Investors Distribution Company." As a result of the merger, GAD's executive offices have changed to 22 Corporate Plaza, Newport Beach, CA 91108. It is not anticipated that the merger will have an impact on the distribution of the policies or the level of compensation paid in connection with such distribution.

References in the prospectus and the statement of additional information to the principal underwriter and distributor of the policies shall be deemed to refer to MetLife Investors Distribution Company. Company forms may continue to use the former name until we have the opportunity to change them.

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